EXHIBIT 10.10
SECOND AMENDED REGISTRATION RIGHTS AGREEMENT
     THIS SECOND AMENDED REGISTRATION RIGHTS AGREEMENT (the “Agreement") is entered into as of September 7, 2005, by and among Sutura, Inc., a Delaware corporation (the “Company"), Pandora Select Partners L.P., a British Virgin Islands limited partnership (“Pandora”), Whitebox Hedged High Yield Partners L.P., a British Virgin Islands limited partnership (“WHHY”), Whitebox Convertible Arbitrage Partners L.P., a British Virgin Islands limited partnership (“WCAP”), Whitebox Intermarket Partners L.P., a British Virgin Islands limited partnership (“WIP”) and Gary S. Kohler (“Kohler”) and Scot W. Malloy (“Malloy”), each residents of the State of Minnesota. Pandora, WHHY, WCAP, WIP, Kohler and Malloy are individually referred to herein as an “Investor” and together as the “Investors.”
RECITALS:
     WHEREAS, the Company, Pandora, WHHY, WCAP, WIP, Kohler and Malloy entered into a Purchase Agreement dated September 17, 2004 (the “Original Purchase Agreement"), pursuant to which the Investors each purchased a convertible promissory note (each, an “Original Note” and together, the "Original Notes”) and a warrant to purchase shares of the Company’s Common Stock (each, an "Original Warrant” and together, the “Original Warrants”) from the Company in consideration of a collective $6,550,000 loan (the “Original Loan”);
     WHEREAS, as a condition to the Original Loan, the Company granted certain registration rights with respect to the shares of the Company’s Common Stock issuable upon conversion of the Original Notes and exercise of the Original Warrants pursuant to the terms of a Registration Rights Agreement dated September 17, 2004 (the “Original Registration Rights Agreement”);
     WHEREAS, the Company, Pandora, WHHY and WIP entered into a second Purchase Agreement dated March 24, 2005 (the “Second Purchase Agreement”), pursuant to which Pandora, WHHY and WIP each purchased an additional convertible promissory note (each, a “March 2005 Note” and together, the "March 2005 Notes”) and an additional warrant to purchase the Company’s Common Stock (each, a "March 2005 Warrant” and together, the “March 2005 Warrants”) in consideration of a collective $3,000,000 new loan (the “March 2005 Loan”);”
     WHEREAS, the Company and the Investors entered into an Amended Registration Rights Agreement dated March 24, 2005 (the “March 2005 Registration Rights Agreement”);
     WHEREAS, the Company, Pandora, WHHY and WIP have entered into a third Purchase Agreement dated as of this date (the “Third Purchase Agreement”), pursuant to which Pandora, WHHY and WIP are each purchasing an additional convertible promissory note (each, a “New Note” and together, the “New Notes”) and an additional warrant to purchase the Company’s Common Stock (each, a “New Warrant” and together, the “New Warrants”) in consideration of a collective $7,000,000 new loan (the “August 2005 Loan”);

     WHEREAS, effective on August 19, 2005 (the “Effective Date”), Sutura, Inc., a Delaware corporation (“Premerger Sutura") merged (the “Merger") with and into Technology Visions Group, Inc., a Delaware corporation (the “TVG”), pursuant to which the separate existence of Premerger Sutura ceased and TVG continued as the surviving corporation. As part of the Merger, the name of TVG was changed to Sutura, Inc. (the “Company");
     WHEREAS, the Investors desire to enter into this Agreement to supercede and replace the March 2005 Registration Rights Agreement; and
     WHEREAS, the execution of this Agreement is a condition precedent to the obligation of each of Pandora, WHHY and WIP to perform its obligations under the Third Purchase Agreement.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
ARTICLE 1.
DEFINITIONS
     As used herein, the following terms shall have the following respective meanings:
     1.1 “Commission” shall mean the U.S. Securities and Exchange Commission or any other successor federal agency at the time administering the Securities Act.
     1.2 “Common Stock” shall mean the Company’s common stock, $0.00025 par value per share.
     1.3 “Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
     1.4 “Holders” shall mean and include each Investor and any transferee thereof to whom the registration rights conferred by this Agreement have been transferred in accordance with Article 10 hereof.
     1.5 “Register,” “registered” and “registration” refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.
     1.6 “Registrable Securities” means: (i) all shares of Common Stock issued or issuable upon exercise of the Original Warrants, the March 2005 Warrants and the New Warrants being purchased pursuant to the Third Purchase Agreement or hereafter acquired by the Investor or (ii) all shares of Common Stock issued or issuable upon conversion of the Original Notes, the March 2005 Notes and the New Notes being purchased pursuant to the Third Purchase Agreement or hereafter acquired by the Investor or upon payment on the New Notes or (iii) any and all shares of Common Stock issuable upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or other similar event with respect to the Common Stock issued or issuable pursuant to subsections (i) and (ii) of this Section 1.6; excluding in all cases, however, Registrable Securities sold by a Holder to the public pursuant to a registered offering or pursuant to Rule 144 promulgated by the Commission under the Securities Act or sold in a private transaction in which the Holder’s registration rights under this Agreement are not assigned.
     1.7 “Registration Expenses” shall mean all expenses incurred by the Company in complying with Articles 2, 3, 4 and 5 hereof, including, without limitation, all registration, qualification and Commission, National Association of Securities Dealers, Inc., stock exchange and other filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).
     1.8 “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
     1.9 “Selling Expenses” shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders and the fees and expenses of any special counsel engaged by the Holders.
     1.10 “Underwriter” shall mean (whether or not the term is capitalized) a broker-dealer engaged by the Company to distribute Registrable Securities as principal or agent.
     1.11 “Underwriting” or “Underwritten” shall mean (whether or not the term is capitalized) a method of publicly distributing securities through an Underwriter.
ARTICLE 2.
REQUIRED REGISTRATION
     2.1 Required Registration. The Company will (a) prepare and file with the Commission within 150 days after the Effective Date of the Merger a registration statement under the Securities Act (currently expected to be on Form S-2 or SB-2) covering all of the Registrable Securities and (b) use its best efforts to obtain the effectiveness of such registration statement (with respect to the Registrable Securities) as soon as practicable but not later than seven (7) months after the Effective Date of the Merger as would permit or facilitate the resale and distribution of all such Registrable Securities.
     2.2 Underwriting.
     (a) The resale distribution of the Registrable Securities covered by the registration statement referred to in Section 2.1 above shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. The Holders holding a majority of the Registrable Securities may also change the resale distribution method from time to time (subject to amendment of the registration statement as required to describe such changes). If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.
     (b) If such distribution is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Holders and approved by the Company, which approval shall not be unreasonably withheld.
     (c) If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.
     2.3 Inclusion of Shares by the Company. If the resale distribution of Registrable Securities is being effected by means of an underwriting and if the managing underwriter will not limit the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees. The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.
ARTICLE 3.
COMPANY REGISTRATION
     3.1 Notice of Registration to Holders. If the Company determines to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will:
     (a) promptly give to each Holder written notice thereof and
     (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company described in Section 3.1(a), by any Holder or Holders, subject to any reductions in the Registrable Securities to be registered made in the manner set forth in Section 3.2(a).
     3.2 Underwriting. If the registration of which the Company gives notice is for an offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to this Article 3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.
     (a) Notwithstanding any other provision of this Article 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; and second, for the account of the Holders and any other shareholders of the Company participating in such registration, the number of             shares of Common Stock requested to be included in the registration by the Holders and such other shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that are proposed to be offered and sold by the Holders and such other shareholders of Registrable Securities at the time of filing the registration statement. No Registrable Securities excluded from the underwriting in this Article 3 by reason of the underwriters’ marketing limitation shall be included in such registration.
     (b) The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but the Holder shall continue to be bound by the terms hereof.
     (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Article 3 prior to the effectiveness of such registration, whether or not a Holder has elected to include Registrable Securities in such registration.
ARTICLE 4.
REQUESTED REGISTRATION
     4.1 Request for Registration.
     (a) If the Company shall at any time, not earlier than one year after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, receive from the Holders of 10% or more of the Registrable Securities then outstanding a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

     (i) promptly give written notice of the proposed registration to all other Holders; and
     (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, related qualification under blue sky laws or other compliance) of all the Registrable Securities specified in a written request or requests made within 30 days after receipt of such written notice from the Company by any Holder or Holders.
     (b) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to Section 4.1(a) hereof:
     (i) after the Company has initiated two such registrations pursuant to Section 4.1(a) (counting for these purposes only registrations that have been declared effective and pursuant to which securities have been sold);
     (ii) if the Holders propose to dispose of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 5.1 hereof; or
     (iii) if less than 15% of the Registrable Securities would be included in such registration.
     (c) If the registration is for an underwritten offering, the provisions of Sections 2.2(a), (b) and (c) and Section 2.3 hereof shall apply to such registration.
ARTICLE 5.
REGISTRATION ON FORM S-3
     5.1 Request for Registration. After it becomes subject to the periodic reporting requirements under the Exchange Act, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form. After the Company has qualified for the use of Form S-3, in addition to the rights contained above in Articles 2, 3 and 4, the Holders of 10% or more of the Registrable Securities then outstanding shall have the right to request registrations on Form S-3. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares. Company shall not be obligated to effect any such registration if in a given 6-month period, the Company has effected a registration of Registrable Securities within the preceding 6-month period.
     5.2 Underwriting. If the registration is for an underwritten offering, the provisions of Sections 2.2(a), (b) and (c) and Section 2.3 hereof shall apply to such registration.
ARTICLE 6.
EXPENSES OF REGISTRATION
     All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Articles 2, 3, 4 and 5 hereof, and the reasonable fees of one counsel for the Holders of Registrable Securities in the case of registration pursuant to Article 2 hereof shall be borne by the Company; provided, however, that any expenses incurred as a result of any amendment described in Section 2.2(a) shall be borne by the Holders of the Registrable Securities being registered in such registration. All Selling Expenses relating to Registrable Securities registered by the Holders shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of shares so registered.
ARTICLE 7.
REGISTRATION PROCEDURES
     7.1 In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. The Company agrees to use its best efforts to effect or cause such registration to permit the sale of the Registrable Securities covered thereby by the Holders thereof in accordance with the intended method or methods of distribution thereof described in such registration statement. In connection with any registration of any Registrable Securities, and except as otherwise provided in Article 6 hereof, the Company shall, at its expense:
     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement filed to become effective;
     (b) maintain the effectiveness of such registration statement until the earlier of (A) five years after the date that the registration statement filed pursuant to Section 2.1 is first declared effective by the Commission, (B) the date on which all of the Registrable Securities covered by a registration statement may be sold by the Holders pursuant to Rule 144(k) or (C) such time as all of the Registrable Securities have been publicly sold pursuant to a registration statement;
     (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement and furnish to the Holders of the Registrable Securities covered thereby copies of any such supplement or amendment prior to this being used and filed with the Commission;
     (d) promptly notify the Holders of Registrable Securities to be included in a registration statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (D) if, to the Company’s knowledge, it shall be the case, at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement or prospectus, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
     (e) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction at the earliest practicable date;
     (f) furnish to each Holder of Registrable Securities to be included in such registration statement hereunder, each placement or sales agent, if any, therefor and each underwriter, if any, thereof a conformed copy of such registration statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act;
     (g) use its best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such other securities laws or blue sky laws of such states of the United States or the District of Columbia to be designated by the Holders of a majority of such Registrable Securities participating in such registration and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as any Holder and each underwriter, if any, of the securities being sold shall reasonably request (provided, that the Company shall not be required to use its best efforts to register or qualify the Registrable Securities in more than 15 such jurisdictions unless the expenses thereof are borne by the Holders requesting such efforts), (B) keep such registrations or qualifications in effect and comply with such laws at all times during the period described in Section 7.1(b) above and (C) take any and all such actions as may be reasonably necessary or advisable to enable such Holder, agent, if any, and underwriter to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that in order to fulfill the foregoing obligations under this Section 7.1(g), the Company shall not (unless otherwise required to do so in any jurisdiction) be required to (1) qualify generally to do business as a foreign company or a broker-dealer, (2) execute a general consent to service of process or (3) subject itself to taxation; and

     (h) furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.
     7.2 The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder’s method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
     7.3 Each of the Holders will comply with the provisions of the Securities Act with respect to disposition of the Registrable Securities to be included in any registration statement filed by the Company.
ARTICLE 8.
INDEMNIFICATION
     8.1 The Company will indemnify each Holder, each of its officers, directors and partners, and such Holder’s legal counsel and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities

(or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder’s legal counsel and independent accountants, and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder, officers, directors, partners, legal counsel, accountants, underwriter or controlling persons, and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof.
     8.2 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, legal counsel and independent accountants, if any, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities sold as contemplated herein.
     8.3 Each party entitled to indemnification under this Section 8 (the “Indemnified Party") shall give notice to the party required to provide indemnification (the “Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.
     8.4 If the indemnification provided for in Section 8.1 or 8.2 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in Section 8.1 or 8.2, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the sellers of Registrable Securities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 8.4 were to be determined by pro rata allocation (even if all Sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 8.4. The amount paid by an Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 8.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 8.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of sellers of Registrable Securities to contribute pursuant to this Section 8.4 shall be several in proportion to the respective amount of Registrable Securities sold by them pursuant to a registration statement.

ARTICLE 9.
RULE 144 REPORTING
     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, the Company agrees to use its best efforts to:
     9.1 Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act; and
     9.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act after the date hereof.
ARTICLE 10.
TRANSFER OF REGISTRATION RIGHTS
     The rights to cause the Company to register Registrable Securities under this Agreement may be assigned by a Holder to Whitebox Advisors, LLC (“Whitebox Advisors") or to a transferee or assignee of Registrable Securities that (i) is a subsidiary, parent or affiliated entity, general partner or limited partner, member or retired partner or member of a Holder or of Whitebox Advisors, (ii) is an affiliated fund, a follow-on fund or predecessor fund of a Holder or a related fund or of Whitebox Advisors, (iii) is a Holder’s family member or trust for the benefit of an individual Holder or (iv) acquires at least 50,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, stock combinations, reclassifications, recapitalizations, mergers, consolidations or other similar events); provided, however, (A) the transferor shall, within ten days before such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement. In each case, such rights may only be transferred together with the underlying Registrable Securities in a transfer permitted by the Securities Act and applicable state securities laws. Any such transferee or assignee shall be deemed a Holder hereunder.
ARTICLE 11.
LIMITATIONS ON REGISTRATION RIGHTS GRANTED TO OTHER SECURITIES
     From and after the date of this Agreement, the Company shall not without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to those granted herein.
ARTICLE 12.
MARKET “STAND-OFF” AGREEMENT
     In connection with any underwritten offering, each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to such offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180)

days) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the registration statement for such offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Article 12 shall only apply to the first registration statement of the Company filed under the Securities Act involving an underwritten offering and if all officers, directors and greater than five percent (5%) stockholders of the Company are subject to similar agreements. The underwriters in connection with such public offering are intended third party beneficiaries of this Article 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters of such public offering that are consistent with this Article 12 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.
     Notwithstanding the foregoing, the obligations described in this Article 12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.
ARTICLE 13.
MISCELLANEOUS
     13.1 Governing Law. The laws of the state of Minnesota shall govern the interpretation, validity and performance of the terms of this agreement, regardless of the law that might be applied under principles of conflicts of law.
     13.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.
     13.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.
     13.4 Termination. The obligations of the Company to register Registrable Securities under this Agreement shall terminate on the tenth anniversary of the date of this Agreement. In addition, the right of any Holder to request inclusion in any registration under Article 3, 4 or 5 shall terminate on the date hereafter when (i) such Holder (together with its affiliates, partners, members and former partners and members) holds less than 1% of the Company’s outstanding Common Stock and (ii) all Registrable Securities held by or issuable to such Holder (and its affiliates, partners, members and former partners and members) upon conversion of the Note or upon exercise of the Warrant may be sold under Rule 144 during any 90 day period.

     13.5 Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received when delivered in person or by national overnight courier service or by certified or registered mail, return receipt requested, or by telecopier, addressed as follows:
(a)	if to the Company, at
Sutura, Inc.
17080 New Hope Street
Fountain Valley, California 92708
Attention: Anthony A. Nobles, President and Chief Executive Officer
Facsimile: (714) 427-6354
with a copy to:
Babcock & Associates
600 Anton Boulevard, 11th Floor
Costa Mesa, California 92626
Attention: Richard J. Babcock, Esq.
(b)	if to the Investors, in care of:
Whitebox Advisors, LLC
3033 Excelsior Boulevard, Suite 300
Minneapolis, Minnesota 55416
Attention: Jonathan Wood, Chief Financial Officer
Facsimile: (612) 253-6151
with a copy to:
Messerli & Kramer P.A.
150 South Fifth Street, Suite 1800
Minneapolis, Minnesota 55402
Attention: Jeffrey C. Robbins, Esq.
Facsimile: (612) 672-3777
     (c) if to any other Holder, to the address reflected on the records of the Company, or such other address or addresses as shall have been furnished in writing by such party to the Company and to the other parties to this Agreement.
     13.6 Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     13.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
     13.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amended Registration Rights Agreement to be executed and delivered as of the date first written above.

SUTURA, INC.

By

Anthony A. Nobles
President and Chief Executive Officer

PANDORA SELECT PARTNERS L.P.

By

Name

Its

WHITEBOX HEDGED HIGH YIELD PARTNERS L.P.

By

Name

Its

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS L.P.

By

Name

Its

WHITEBOX INTERMARKET PARTNERS L.P.

By

Name

Its

Gary S. Kohler

Scot W. Malloy